UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 22, 2006

Gottschalks Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State of Other Jurisdiction of Incorporation)

1-09100	77-0159791
(Commission File Number)	(I.R.S. Employer Identification Number)

7 River Park Place East
Fresno, California    93720
(Address of principal executive offices including zip code)

(559) 434-4800
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

Gottschalks Inc., (the "Company") and the Board of Director's have agreed to extend Joseph Levy's tenure as Chairman of the Board through the earlier of the completion of the strategic assessment process or the Company's next Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Gottschalks Inc. (Registrant)

December 22, 2006	By: /s/ James R. Famalette James R. Famalette President and Chief Executive Officer

December 22, 2006	By: /s/ J. Gregory Ambro J. Gregory Ambro Chief Financial Officer